Exhibit 99.1

Vivid Seats Strengthens Position with Excellent Start to 2023

Q1 2023 Revenues of $161mm (+23% YoY) and Adjusted EBITDA of $42mm (+102% YoY)

Raising Guidance for 2023 Marketplace GOV, Revenues and Adjusted EBITDA

CHICAGO, IL – May 9, 2023 – Vivid Seats Inc. (NASDAQ: SEAT) (“Vivid Seats”, “we” or the “Company”), a leading marketplace that utilizes its technology platform to connect millions of buyers with thousands of ticket sellers across hundreds of thousands of events each year, today provided financial results for the first quarter ended March 31, 2023.

“We are off to an excellent start in 2023. The live event environment was robust in the first quarter with exciting event supply meeting exuberant fan demand,” said Stan Chia, Vivid Seats CEO. “It is clear sustained gains stem from providing differentiated product, service and value and we are thrilled to see our investments yielding results. Driven by our investments in our loyalty program and a differentiated buyer experience, repeat orders as a percentage of total orders placed on Vivid Seats have increased to 56% in 2022 from 47% in 2018. As part of our continued focus on innovating the buyer experience, we are excited to announce free-to-play games in the Vivid Seats app, powered by Vivid Picks, offering our users daily challenges with the chance to win free tickets.”

First Quarter 2023 Key Operational and Financial Metrics

•
Marketplace GOV of $855.5 million – up 15% from $742.1 million in Q1 2022
•
Revenues of $161.1 million – up 23% from $130.8 million in Q1 2022
•
Net income of $30.3 million – up 865% from $3.1 million in Q1 2022
•
Adjusted EBITDA of $42.4 million – up 102% from $21.0 million in Q1 2022

“We delivered an exceptional quarter and we are raising our 2023 guidance to account for our strong performance and improving visibility into the remainder of the year," said Lawrence Fey, Vivid Seats CFO. “Q1 2023 Revenue was up 23% year-over-year as we benefitted from a robust March event calendar. Q1 Adjusted EBITDA of $42 million was up over 100% versus last year as a result of robust topline growth, loyalty efficiencies and timing of marketing investments. We are also pleased that our profitability converted into strong cash flow in Q1 with our cash balance growing $52 million relative to our year-end balance despite purchasing the remaining $8 million of shares available under our share repurchase authorization. Our robust profitability and cash flow continues to provide us numerous pathways to build long-term value.”

Key Performance Indicators ('000s)

	Three Months Ended March 31,
	2023	2022
Marketplace GOV(1)	$855,528	$742,138
Total Marketplace orders(2)	2,275	2,019
Total Resale orders(3)	87	68
Adjusted EBITDA(4)	$42,435	$21,012

(1)
Marketplace Gross Order Value ("Marketplace GOV") represents the total transactional amount of Marketplace segment orders placed on our platform in a period, inclusive of fees, exclusive of taxes, and net of event cancellations that occurred during that period. During the three months ended March 31, 2023, Marketplace GOV was negatively impacted by event cancellations in the amount of $12.1 million compared to $34.8 million for the three months ended March 31, 2022.
(2)
Total Marketplace orders represents the volume of Marketplace segment orders placed on our platform during a period, net of event cancellations that occurred during that period. During the three months ended March 31, 2023, our Marketplace segment experienced 20,480 event cancellations compared to 91,400 event cancellations during the three months ended March 31, 2022.
(3)
Total Resale orders represents the volume of Resale segment orders in a period, net of event cancellations that occurred during that period. During the three months ended March 31, 2023, our Resale segment experienced 685 event cancellations compared to 2,559 event cancellations during the three months ended March 31, 2022.
(4)
Adjusted EBITDA is not a measure defined under accounting principles generally accepted in the United States of America ("GAAP"). We believe Adjusted EBITDA provides useful information to investors and others in understanding and evaluating our results of operations, as well as provides a useful measure for period-to-period comparisons of our business performance. Refer to the Adjusted EBITDA section below for a reconciliation to its most directly comparable GAAP measure.

2023 Financial Outlook

Vivid Seats now anticipates Marketplace GOV, Revenues and Adjusted EBITDA for the year ending December 31, 2023 to be:

•
Marketplace GOV in the range of $3.15 billion to $3.40 billion (increased from $3.0 billion to $3.3 billion)
•
Revenues in the range of $605.0 million to $630.0 million (increased from $580.0 million to $610.0 million)
•
Adjusted EBITDA in the range of $115.0 million to $130.0 million(5) (increased from $110.0 million to $115.0 million)

Additional detail around the 2023 outlook will be available on the first quarter 2023 earnings call.

(5)
We calculate forward-looking non-GAAP Adjusted EBITDA based on internal forecasts that omit certain information that would be included in forward-looking GAAP net income (loss), the most directly comparable GAAP measure. We do not attempt to provide a reconciliation of forward-looking non-GAAP Adjusted EBITDA guidance to forward-looking GAAP net income (loss) because forecasting the timing or amount of items that have not yet occurred and are out of our control is inherently uncertain and unavailable without unreasonable efforts.

Form 10-K Technical Amendment

Today, the Company filed a technical amendment to its annual report on Form 10-K and, as a result, it will also update its Form S-3 registration statement to Form S-1. There is no substantive change to the Company’s disclosure as a result of these two updates. The 10-K amendment corrected an inadvertent omission of the Company’s internal controls report without changing its previously disclosed conclusion on internal control over financial reporting.

Webcast Details

The Company will host a webcast at 8:30 a.m. Eastern Time today to discuss the first quarter 2023 financial results, business updates and financial outlook. Participants may access the live webcast and supplemental earnings presentation on the events page of the Vivid Seats Investor Relations website at https://investors.vividseats.com/events-and-presentations.

About Vivid Seats

Founded in 2001, Vivid Seats is a leading online ticket marketplace committed to becoming the ultimate partner for connecting fans to the live events, artists, and teams they love. Based on the belief that everyone should “Experience It Live,” the Chicago-based company provides exceptional value by providing one of the widest selections of events and tickets in North America and an industry leading Vivid Seats Rewards program where all fans earn on every purchase. Vivid Seats has been chosen as the official ticketing partner by some of the biggest brands in the entertainment industry including ESPN, Rolling Stone, and the Los Angeles Clippers. Vivid Seats also owns Vivid Picks, a daily fantasy sports app. Through its proprietary software and unique technology, Vivid Seats drives the consumer and business ecosystem for live event ticketing and enables the power of shared experiences to unite people. Vivid Seats has been recognized by Newsweek as one of America’s Best Companies for Customer Service in ticketing. Fans who want to have the best live experiences can start by downloading the Vivid Seats mobile app, going to vividseats.com, or calling 866-848-8499.

Forward-Looking Statements

Certain statements made in this press release are "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained in this press release may be forward-looking statements. Forward-looking statements in this press release include, but are not limited to, statements regarding our future results of operations and financial position, including our expectations regarding Marketplace Gross Order Value, revenues and Adjusted EBITDA and the impact of our investments; our expectations with respect to live event industry growth; our competitive positioning; our business strategy; and the plans and objectives of management for future operations. When used in this press release, the words "estimates," "projected," "expects," "anticipates," "forecasts," "plans," "intends," "believes," "seeks," "may," "will," "should," "future," "propose" and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside of our control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include the supply and demand of large-scale sporting events, concerts and theater shows, our relationships with buyers, sellers and distribution partners, changes in internet search engine algorithms or changes in marketplace rules, competition in the ticketing industry, the willingness of artists, teams and promoters to continue to support the secondary ticket market, and our ability to maintain and improve our platform and brand or develop successful new solutions and enhancements or improve existing ones, the impact of potential unfavorable legislative developments, the success of our integration of Vivid Picks, the effects of any recession and inflation, ongoing and future effects of pandemics, our ability to obtain subsequent debt refinancing, the impact of system interruption and the lack of integration and redundancy in our systems and infrastructure, the impact of cyber security risks, data loss or other breaches of our network security, our being a controlled company, and other risks and uncertainties described in the section titled “Risk Factors” in our most recent Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Contacts:

Investors

Kate Copouls

Kate.Copouls@vividseats.com

Media

Julia Young

Julia.Young@vividseats.com

VIVID SEATS INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except per share data) (Unaudited)

	March 31,	December 31,
	2023	2022
Assets
Current assets:
Cash and cash equivalents	$303,319	$251,542
Restricted cash	675	748
Accounts receivable – net	46,531	36,531
Inventory – net	24,153	12,783
Prepaid expenses and other current assets	33,329	29,912
Total current assets	408,007	331,516
Property and equipment – net	10,308	10,431
Right-of-use assets – net	7,710	7,859
Intangible assets – net	81,800	81,976
Goodwill	715,258	715,258
Other non-current assets	4,432	4,391
Total assets	$1,227,515	$1,151,431
Liabilities and shareholders’ deficit
Current liabilities:
Accounts payable	$218,138	$161,312
Accrued expenses and other current liabilities	183,765	181,970
Deferred revenue	25,920	31,983
Current maturities of long-term debt	2,750	2,750
Total current liabilities	430,573	378,015
Long-term debt – net	264,384	264,898
Long-term lease liabilities	14,850	14,911
Other liabilities	13,118	13,445
Total long-term liabilities	292,352	293,254
Commitments and contingencies
Redeemable noncontrolling interests	901,866	862,860

Shareholders' deficit
Class A common stock, $0.0001 par value; 500,000,000 shares authorized at March 31, 2023 and December 31, 2022; 82,902,276 and 82,410,774 issued and outstanding at March 31, 2023 and December 31, 2022, respectively	9	8
Class B common stock, $0.0001 par value; 250,000,000 shares authorized, 118,200,000 issued and outstanding at March 31, 2023 and December 31, 2022	12	12
Additional paid-in capital	644,759	663,908
Treasury stock, at cost, 5,291,497 and 4,342,477 shares at March 31, 2023 and December 31, 2022, respectively	(40,106)	(32,494)
Accumulated deficit	(1,001,950)	(1,014,132)
Total Shareholders' deficit	(397,276)	(382,698)
Total liabilities, Redeemable noncontrolling interests, and Shareholders' deficit	$1,227,515	$1,151,431

VIVID SEATS INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands) (Unaudited)

	Three Months Ended March 31,
	2023	2022
Revenues	$161,063	$130,772
Costs and expenses:
Cost of revenues (exclusive of depreciation and amortization shown separately below)	37,760	32,164
Marketing and selling	54,772	54,228
General and administrative	32,389	29,275
Depreciation and amortization	2,598	1,385
Change in fair value of contingent consideration	34	—
Income from operations	33,510	13,720
Other (income) expense:
Interest expense – net	3,280	3,942
Loss on extinguishment of debt	—	4,285
Other (income) expense	(327)	2,279
Income before income taxes	30,557	3,214
Income tax expense	285	76
Net income	30,272	3,138
Net income attributable to redeemable noncontrolling interests	18,090	1,879
Net income attributable to Class A Common Stockholders	$12,182	$1,259

VIVID SEATS INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands) (Unaudited)

	Three Months Ended March 31,
	2023	2022
Cash flows from operating activities
Net income	$30,272	$3,138
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	2,598	1,385
Amortization of deferred financing costs and interest rate cap	226	329
Equity-based compensation expense	5,530	3,597
Loss on extinguishment of debt	—	4,285
Change in fair value of warrants	(327)	2,279
Amortization of leases	150	490
Loss on asset disposals	7	—
Change in fair value of contingent consideration	34	—
Change in assets and liabilities:
Accounts receivable	(10,000)	(17,854)
Inventory	(11,370)	(6,126)
Prepaid expenses and other current assets	(3,417)	(3,252)
Accounts payable	56,826	45,094
Accrued expenses and other current liabilities	444	(10,599)
Deferred revenue	(6,063)	3,094
Other assets and liabilities	201	(2,326)
Net cash provided by operating activities	65,111	23,534
Cash flows from investing activities
Purchases of property and equipment	(215)	(693)
Investments in developed technology	(2,027)	(2,748)
Purchases of personal seat licenses	(365)	—
Net cash used in investing activities	(2,607)	(3,441)
Cash flows from financing activities
Payments of February 2022 First Lien Loan	(688)	—
Repurchase of common stock as treasury stock	(7,612)	—
Cash paid for milestone payments	(2,500)	—
Payments of June 2017 First Lien Loan	—	(465,712)
Proceeds from February 2022 First Lien Loan	—	275,000
Payments of deferred financing costs and other debt-related costs	—	(4,856)
Net cash used in financing activities	(10,800)	(195,568)
Net increase (decrease) in cash, cash equivalents, and restricted cash	51,704	(175,475)
Cash, cash equivalents, and restricted cash – beginning of period	252,290	489,810
Cash, cash equivalents, and restricted cash – end of period	$303,994	$314,335

Use of Non-GAAP Financial Measures

We present Adjusted EBITDA, which is not a measure defined under GAAP, because it is a measure frequently used by analysts, investors, and other interested parties to evaluate companies in our industry. Further, we believe this measure is helpful in highlighting trends in our operating results, because it excludes the impact of items that are outside the control of management or not reflective of ongoing performance related directly to the operation of our business segments.

Adjusted EBITDA is a key measurement used by our management internally to make operating decisions, including those related to analyzing operating expenses, evaluating performance, and performing strategic planning and annual budgeting. Moreover, we believe Adjusted EBITDA provides useful information to investors and others in understanding and evaluating our results of operations, as well as provides a useful measure for period-to-period comparisons of our business performance and highlighting trends in our operating results.

Adjusted EBITDA is not based on any comprehensive set of accounting rules or principles and should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP. Further limitations of Adjusted EBITDA are that it does not reflect all of the amounts associated with our operating results as determined in accordance with GAAP and may exclude costs that are recurring, such as interest expense, equity-based compensation, litigation, settlements and related costs and change in value of warrants. In addition, other companies may calculate Adjusted EBITDA differently than us, thereby limiting its usefulness as a comparative tool. We compensate for these limitations by providing specific information regarding the GAAP amounts excluded from Adjusted EBITDA.

The following is a reconciliation of Adjusted EBITDA to its most directly comparable GAAP measure, net income (in thousands):

	Three Months Ended March 31,
	2023	2022
Net income	$30,272	$3,138
Income tax expense	285	76
Interest expense – net	3,280	3,942
Depreciation and amortization	2,598	1,385
Sales tax liability(1)	—	922
Transaction costs(2)	456	1,402
Equity-based compensation(3)	5,530	3,597
Loss on extinguishment of debt(4)	—	4,285
Litigation, settlements and related costs(5)	300	(14)
Change in fair value of warrants(6)	(327)	2,279
Change in fair value of contingent consideration(7)	34	—
Loss on asset disposals(8)	7	—
Adjusted EBITDA	$42,435	$21,012
(1)
We have historically incurred sales tax expense in jurisdictions where we expected to remit sales tax payments but were not yet collecting from customers. During the second half of 2021, we began collecting sales tax from customers in the required jurisdictions. The sales tax liability presented herein represents the tax liability for sales tax prior to the date we began collecting sales tax from customers reduced by abatements received, inclusive of any penalties and interest assessed by the jurisdictions. The remaining historic sales tax liability payments were made during the year ended December 31, 2022.

(2)
Transaction costs consist of legal; accounting; tax and other professional fees; personnel-related costs, which consist of retention bonuses; and integration costs. Transaction costs recognized in 2023 were primarily related to legal expenses and retention bonuses related to Betcha Sports, Inc. ("Betcha" rebranded as "Vivid Picks"). Transaction costs recognized in 2022 were related to the Merger Transaction, the acquisition of Betcha and the refinancing of the remaining June 2017 First Lien Loan with a new February 2022 First Lien Loan.

(3)
We incur equity-based compensation expenses for profits interests issued prior to the Merger Transaction and equity granted according to the 2021 Incentive Award Plan ("2021 Plan"), which we do not consider to be indicative of our core operating performance. The 2021 Plan was approved and adopted in order to facilitate the grant of equity incentive awards to our employees and directors. The 2021 Plan became effective on October 18, 2021.

(4)
Losses incurred resulted from the extinguishment of the June 2017 First Lien Loan in February 2022.

(5)
These amounts relate to external legal costs, settlement costs and insurance recoveries, which were unrelated to our core business operations.

(6)
This relates to the revaluation of warrants to purchase common units of Hoya Intermediate ("Intermediate Units") held by Hoya Topco following the Merger Transaction.

(7)
This relates to the revaluation of Vivid Picks cash earnouts.

(8)
This relates to asset disposals, which are not considered indicative of our core operating performance.